INCOME TAX EXPENSE - Details of Tax Effects of Temporary Differences that Give Rise to the Deferred Tax Balances (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Deferred tax assets:
Net operating loss carry forward	¥ 441,456	$ 64,005	¥ 274,502
Capitalized research and development expenses	21,630	3,136
Accrued expenses	10,482	1,520
Capitalized Inventory	5,624	816	4,361
Depreciation and amortization of property, equipment and software	2,430	352	2,075
Others	4,417	640	1,843
Gross deferred tax assets	486,039	70,469	282,781
Less: valuation allowance	¥ (486,039)	$ (70,469)	¥ (282,781)	$ (40,999)	¥ (143,797)	¥ (73,169)